UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

AMERICAN PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2012, each of Fred D. Gibson, Jr., Jane L. Williams and Dean M. Willard, Directors of American Pacific Corporation (the “Company”), informed the Company’s board of directors of their respective intent to retire. Mr. Gibson and Ms. Williams will retire effective as of the Company’s next annual meeting of stockholders, which is currently expected to be held on March 12, 2013. Mr. Willard will retire effective December 31, 2012.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the retirement of Mr. Gibson, Ms. Williams and Mr. Willard is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation

Date: December 17, 2012	By:	/s/ JOSEPH CARLEONE

Dr. Joseph Carleone
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 17, 2012

3